EXHIBIT 10(p)

                       STOCK AWARD PLAN

     1.   PURPOSES OF PLAN.  The purposes of the Stock Award

Plan of Modine Manufacturing Company ("Modine") are as follows:



     A.   To further the growth, success and interest of the

          Company and its stockholders by enabling key

          managerial employees of the Company, who have

          responsibility for the administration of the affairs

          of the Company, to acquire shares of Modine Common

          Stock under the terms and conditions and in the

          manner contemplated by this Plan, thereby increasing

          their personal involvement in the fortunes of the

          Company; and



     B.   To enable the Company to obtain and retain the

          services of desirable key managerial employees by

          providing such employees with an opportunity to

          become owners of Modine Common Stock under the terms

          and conditions and in the manner contemplated by this

          Plan.



The term "Company" as used herein shall mean Modine and its

majority owned subsidiaries, including subsidiaries which may be created or acquired during the period of this Plan.



   2.   ADMINISTRATION OF PLAN.  This Plan shall be

administered by the Officer Nomination and Compensation

Committee consisting of two or more directors of the Board of

Directors of Modine, none of whom shall be employees of the
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Company.  The Committee shall interpret the Plan and to the extent and in the manner contemplated herein it shall exercise the discretion granted to it as to the determination of who

shall participate in the Plan, and how many shares shall be

awarded to each participant.  The Committee shall issue from time to time such rules and interpretations as in its judgment are necessary or appropriate in order to effectively administer the Plan.



     3.   ELIGIBLE EMPLOYEES.  Employees including officers of

the Company who the Committee determines have and exercise

management functions and responsibilities shall be eligible for participation under the Plan.  However, no member of the Board of Directors of the Company shall be eligible to participate under the Plan unless such member is also an employee of the

Company, and no member of the Committee shall be eligible to participate under the Plan.



     4.   SHARES SUBJECT TO PLAN.  The Board of Directors and

the shareholders of the Company in July 1994 approved a broad

Incentive Compensation Plan providing for an aggregate of

3,000,000 shares of the Common Stock, $0.625 par value of

Modine for various plans adopted by the Board of Directors

under such authority.  The 1994 Incentive Compensation Plan

permitted the use of either newly-issued shares, authorized but heretofore unissued shares, or shares reacquired by the

Company, including shares purchased on the open market. If

shares issued pursuant hereto shall have been forfeited and

returned to Modine in connection with the restrictions imposed upon such shares pursuant to this Plan, such forfeited shares
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again shall become available for issuance under the Plan prior to termination of the Plan.



     5.   RESTRICTIONS.  All shares awarded pursuant to this

Plan shall be subject to the following restrictions:



     (a)  The shares may not be sold or otherwise alienated or

          hypothecated as long as they are subject to

          forfeiture provided in this Section 5.



     (b)  In the event of termination with the Company of a

          participant prior to the beginning of the third year

          after shares are awarded to him hereunder, if such

          termination is for any reason other than normal

          retirement, death, total disability or early

          retirement with the consent of Modine's Board of

          Directors or the Committee, the shares shall be

          forfeited and returned to the Company; and if such

          employment so terminates for any reason other than

          those described above more than two (2) years after

          but prior to the beginning of the seventh (7) year

          after the granting of such stock awards, the shares

          which are at the date of such termination of

          employment still subject to the restrictions imposed

          hereunder shall be forfeited and returned to the

          Company.



     (c)  In the event a participant who has been awarded

          shares hereunder terminates employment with the

          Company because of normal retirement, death, total
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          disability or early retirement with the consent of

          Modine's Board of Directors or of the Committee, the

          shares so awarded shall not be subject to forfeit and

          shall vest with the employee, or  the employee's

          designated legal representative in the event of

          death.  In the event a participant is subject to a

          qualified domestic relations order, the shares so

          awarded and to which the participant is otherwise

          entitled under the terms of this Plan shall vest with

          such person as designated by the qualified domestic

          relations order.



     (d)  Except as otherwise provided above, the restrictions

          imposed upon shares awarded to each participant

          hereunder shall be removed as to one-fifth of the

          aggregate number of shares awarded to the participant

          at one time upon the expiration of each of the

          second, third, fourth, fifth, and sixth years after

          the award of such shares hereunder.



     (e)  In the event at any time the Company is dissolved or

          is a party to a merger or consolidation in which the

          Company is not the surviving corporation, the

          restrictions provided in this Section 5 shall

          automatically cease as of the effective date of such

          dissolution, merger or consolidation, as the case may

          be.



     (f)  Notwithstanding any other terms or conditions

          contained in this Plan, the restrictions provided in
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          this Section 5 shall automatically cease in the event

          of a voluntary or involuntary termination with the

          Company of a participant for any reason within a two-

          year period after the occurrence of a Pre-Condition

          described below in this subparagraph:



          "Pre-Condition" means that a person (as defined in

          Section 13(d) and 14(d)(2) of the Securities Exchange

          Act of 1934, as amended), or a corporation or other

          entity controlled by the person, has

               (i)  merged or consolidated with the Company,

              (ii)  acquired substantially all of the assets

                     of the Company, or

             (iii)  acquired securities of the Company having

                     at least 20% of the combined voting power

                     of the Company's then outstanding

                     securities,

          except in the case of a merger of another entity with

          the Company where the Company is the surviving

          corporation, the merger solely involved an

          acquisition by the Company of another business entity

          in which the Company issued its authorized but

          unissued or treasury stock to stockholders of the

          acquired entity, and over 80% of the combined voting

          power of the Company's stock after the merger is

          owned of record by stockholders of the Company prior

          to the merger.



     6.   OTHER RESTRICTIONS.  The Committee may impose such

other restrictions on any shares awarded pursuant to the Plan
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as it may deem advisable, including, without limitation,

restrictions under the Securities Act of 1933 or the Securities

Exchange Act of 1934, as amended, under the requirements of any stock exchange or any over-the-counter securities trading

market upon which such share or shares of the same class are then listed and under any blue sky or securities laws

applicable to such shares.



     7.   ESCROW OR LEGEND.  In order to enforce the

restrictions imposed upon shares issued hereunder, the

Committee may require any participant to enter into an Escrow

Agreement providing that the certificates representing shares issued pursuant to this Plan shall remain in the physical

custody of an escrow holder until any or all of the

restrictions imposed pursuant to this Plan have terminated and the Committee may cause a legend or legends to be placed on any certificates representing shares issued pursuant to this Plan,

which legend or legends shall make appropriate reference to the restrictions imposed hereunder.



     8.   AMENDMENTS.  This Plan may be amended at any time by

the Board of Directors of Modine, provided that no such

amendment shall increase the maximum number of shares that may be issued pursuant to the Plan except pursuant to Section 4

hereunder without the further approval of the stockholders of

Modine.



     9.   TERMINATION.  This Plan shall terminate and no

further shares shall be awarded or issued hereunder on July 19,

2004 or such earlier date as may be determined by the
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Committee.  The termination of this Plan, however, shall not affect any restrictions previously imposed on shares issued

pursuant to this Plan.

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